Credit Suisse First Boston
ABSC 2005-HE8
7,933 records
All records

Selection Criteria: All records
Table of Contents
  Principal balance at Origination
  Remaining Principal Balance
  Fico Scores
  Original Term
  Remaining Term
  Property Type
  Occupancy Status
  Loan Purpose
  Original Loan to Value Ratio
  Combined Loan To Value
  Geographic Distribution By Balance
  Documentation
  Mortgage Rate
  Maximum Rate
  Gross Margin
  Next Rate Adjustment Date
  Original Number of Months to Expiration Of Prepayment Penalty Term
  Index Type
  Credit Grade
  Lien Position
  DTI

1. Principal balance at Origination

Principal balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1 - 25,000	39	$868,218.00	0.06%	629	99.94%	10.431%	97.30%
25,001 - 50,000	485	19,286,714.80	1.35	631	93.09	9.890	94.29
50,001 - 75,000	942	58,810,520.90	4.12	609	84.45	8.743	90.28
75,001 - 100,000	1,069	93,857,961.60	6.58	611	81.99	7.917	93.85
100,001 - 125,000	873	98,415,321.00	6.90	607	80.22	7.630	93.73
125,001 - 150,000	796	109,383,963.70	7.67	608	80.02	7.377	93.19
150,001 - 175,000	654	106,126,123.60	7.44	608	79.25	7.231	92.79
175,001 - 200,000	531	99,858,629.00	7.00	616	78.97	7.176	90.26
200,001 - 250,000	675	151,579,354.00	10.63	616	79.16	7.147	89.42
250,001 - 300,000	611	167,459,450.00	11.74	617	80.13	6.947	92.15
300,001 - 400,000	676	233,017,917.60	16.34	628	81.93	6.972	89.34
400,001 - 500,000	364	162,530,316.00	11.39	639	83.20	6.879	91.06
500,001 - 600,000	162	88,413,136.00	6.20	654	83.52	6.819	91.31
600,001 - 700,000	49	31,141,072.00	2.18	665	84.34	6.773	89.96
700,001 >=	7	5,586,900.00	0.39	661	78.92	6.736	100.00
Total:	7,933	$1,426,335,598.20	100.00%	622	81.31%	7.249%	91.38%

Mimimum Original Balance: 15,000.00
Maximum Original Balance: 1,000,000.00
Average Original Balance: 179,797.76

Top

2. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1 - 25,000	39	$867,685.96	0.06%	629	99.94%	10.431%	97.30%
25,001 - 50,000	487	19,350,102.01	1.36	631	93.05	9.888	94.32
50,001 - 75,000	944	58,961,983.63	4.14	609	84.31	8.735	90.32
75,001 - 100,000	1,067	93,669,376.51	6.57	611	82.06	7.919	93.84
100,001 - 125,000	872	98,272,712.59	6.89	607	80.22	7.628	93.73
125,001 - 150,000	796	109,342,025.98	7.67	608	80.04	7.377	93.20
150,001 - 175,000	654	106,093,468.48	7.44	609	79.23	7.229	92.79
175,001 - 200,000	530	99,632,557.55	6.99	616	78.97	7.177	90.25
200,001 - 250,000	676	151,757,945.85	10.64	617	79.16	7.144	89.44
250,001 - 300,000	610	167,142,673.85	11.72	617	80.13	6.949	92.14
300,001 - 400,000	676	232,937,639.91	16.34	628	81.93	6.972	89.34
400,001 - 500,000	364	162,489,711.32	11.40	639	83.20	6.879	91.06
500,001 - 600,000	162	88,396,740.32	6.20	654	83.52	6.819	91.31
600,001 - 700,000	49	31,133,498.35	2.18	665	84.34	6.773	89.96
700,001 >=	7	5,586,849.99	0.39	661	78.92	6.736	100.00
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

Mimimum Remaining Balance: 15,000.00
Maximum Remaining Balance: 1,000,000.00
Average Remaining Balance: 179,709.44

Top

3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 500	14	$2,217,961.89	0.16%	500	76.77%	8.564%	93.91%
501 - 525	536	81,389,739.91	5.71	513	75.34	8.187	97.62
526 - 550	656	101,902,249.18	7.15	538	76.44	7.794	97.87
551 - 575	777	135,780,590.51	9.52	563	79.50	7.613	96.49
576 - 600	1,223	205,884,930.40	14.44	588	80.68	7.276	93.73
601 - 625	1,269	220,183,195.01	15.44	613	81.59	7.090	93.68
626 - 650	1,272	232,423,258.05	16.30	638	83.23	7.110	92.18
651 - 675	958	186,693,311.59	13.10	663	83.14	6.992	87.48
676 - 700	579	116,497,993.17	8.17	686	83.52	6.919	85.70
701 - 725	315	68,472,817.86	4.80	712	83.46	6.952	80.67
726 - 750	176	39,521,566.07	2.77	738	82.30	7.035	80.39
751 - 775	109	23,994,035.47	1.68	762	82.72	6.958	77.66
776 - 800	42	8,895,387.89	0.62	786	85.68	7.376	76.40
801 - 825	7	1,777,935.30	0.12	808	79.19	6.464	77.49
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

Minimum FICO: 500
Maximum FICO: 816
WA FICO: 622

Top

4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 120	10	$653,835.10	0.05%	641	64.35%	7.376%	100.00%
121 - 180	130	13,093,932.83	0.92	626	72.54	7.174	95.07
181 - 240	108	11,281,656.44	0.79	626	73.46	7.082	98.69
241 - 300	8	1,053,313.34	0.07	622	77.11	6.300	100.00
301 - 360	7,677	1,399,552,234.59	98.17	622	81.46	7.252	91.28
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

Minimum Original Term: 120
Maximum Original Term: 360
WA Original Term: 357

Top

5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 180	140	$13,747,767.93	0.96%	627	72.15%	7.184%	95.30%
181 - 348	116	12,334,969.78	0.87	626	73.77	7.015	98.80
349 - 360	7,677	1,399,552,234.59	98.17	622	81.46	7.252	91.28
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

Minimum Remaining Term: 118
Maximum Remaining Term: 360
WA Remaining Term: 356

Top

6. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Single Family	6,131	$1,068,126,304.88	74.92%	620	81.07%	7.217%	93.84%
PUD - Detached	688	134,443,181.58	9.43	619	82.80	7.398	87.70
2-4 Unit	450	108,621,577.92	7.62	644	80.73	7.338	75.31
Condo	490	88,111,691.89	6.18	634	82.50	7.284	86.36
PUD - Attached	174	26,332,216.03	1.85	615	81.55	7.288	93.53
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

Top

7. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Primary Residence	7,295	$1,302,733,610.27	91.38%	619	80.97%	7.182%	100.00%
Investment Property	501	98,450,139.99	6.91	659	85.27	8.032	0.00
Second Home	137	24,451,222.04	1.72	651	83.34	7.665	0.00
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

Top

8. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Refinance - Cashout	4,030	$758,827,817.98	53.23%	604	78.87%	7.165%	95.02%
Purchase	3,112	529,849,853.38	37.17	649	84.74	7.427	84.72
Refinance - Rate/Term	791	136,957,300.94	9.61	615	81.51	7.025	96.96
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

Top

9. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	226	$28,474,382.44	2.00%	613	40.71%	6.754%	97.63%
50.01 - 60.00	260	45,901,010.95	3.22	593	56.22	6.864	97.60
60.01 - 70.00	614	112,517,106.23	7.89	595	66.69	6.971	93.13
70.01 - 80.00	3,114	609,385,298.49	42.74	626	78.78	6.933	94.68
80.01 - 90.00	2,254	460,779,297.63	32.32	616	87.54	7.379	85.59
90.01 - 100.00	1,465	168,577,876.56	11.82	653	96.84	8.410	91.34
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

Minimum Loan-to-Value Ratio: 13.58
Maximum Loan-to-Value Ratio: 100.00
WA Loan-to-Value Ratio By Original Balance: 81.31

Top

10. Combined Loan To Value

Combined Loan To Value	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	222	$27,862,418.27	1.95%	612	40.75%	6.764%	97.58%
50.01 - 60.00	263	46,463,010.95	3.26	594	56.00	6.856	97.63
60.01 - 70.00	606	110,751,450.26	7.77	594	66.66	6.980	93.08
70.01 - 80.00	1,579	282,812,716.82	19.84	593	77.44	7.240	92.12
80.01 - 90.00	2,137	443,861,847.10	31.13	616	87.48	7.360	85.15
90.01 - 100.00	3,126	513,883,528.90	36.05	652	85.75	7.278	95.08
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

Minimum Combined Loan-to-Value Ratio: 13.58
Maximum Combined Loan-to-Value Ratio: 100.00
WA Combined Loan-to-Value Ratio By Remaining Balance: 86.04

Top

11. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Alabama	46	$4,495,778.72	0.32%	597	84.53%	7.961%	92.76%
Alaska	6	1,148,665.11	0.08	670	78.69	7.199	100.00
Arizona	359	58,129,661.12	4.08	620	81.88	7.332	85.97
Arkansas	57	6,126,911.16	0.43	634	84.28	7.321	100.00
California	1,788	500,632,160.57	35.12	635	80.66	6.936	93.00
Colorado	136	20,352,598.86	1.43	620	84.78	7.100	96.91
Connecticut	93	16,304,494.39	1.14	600	80.35	7.464	89.70
Delaware	14	2,068,846.97	0.15	628	82.33	7.213	90.64
Florida	893	139,044,775.35	9.75	609	80.24	7.450	88.51
Georgia	152	18,869,413.27	1.32	617	83.54	7.688	86.98
Hawaii	67	19,430,585.29	1.36	649	79.96	6.759	82.01
Idaho	50	6,712,263.85	0.47	630	81.97	7.164	87.20
Illinois	275	39,177,104.95	2.75	617	83.13	7.530	93.56
Indiana	118	12,877,118.99	0.90	604	84.67	7.540	89.02
Iowa	58	5,499,316.51	0.39	608	85.52	7.976	92.53
Kansas	34	3,561,971.95	0.25	611	87.40	7.817	97.91
Kentucky	50	5,015,332.12	0.35	601	84.63	7.842	88.67
Louisiana	8	632,890.64	0.04	611	84.09	7.429	91.81
Maine	41	5,274,944.43	0.37	618	79.95	7.620	93.69
Maryland	148	28,928,160.72	2.03	601	79.47	7.263	94.27
Massachusetts	269	59,750,444.37	4.19	618	81.12	7.215	92.23
Michigan	226	24,873,103.72	1.74	603	83.74	7.673	92.61
Minnesota	112	16,418,863.93	1.15	606	81.64	7.615	97.82
Mississippi	24	2,451,516.76	0.17	598	85.57	7.873	99.05
Missouri	92	9,776,175.62	0.69	593	84.03	7.750	96.77
Montana	18	2,248,211.03	0.16	605	77.38	7.645	84.79
Nebraska	31	3,434,057.79	0.24	590	83.90	7.618	97.28
Nevada	143	27,665,822.54	1.94	631	82.32	7.431	77.35
New Hampshire	34	6,225,373.30	0.44	606	81.93	7.302	96.95
New Jersey	281	62,706,850.18	4.40	621	80.98	7.338	89.13
New Mexico	53	6,623,891.14	0.46	606	83.52	7.546	94.19
New York	333	76,735,123.83	5.38	640	79.89	7.076	89.58
North Carolina	45	4,554,916.85	0.32	584	81.68	8.089	97.88
North Dakota	5	464,725.42	0.03	560	81.08	8.005	100.00
Ohio	215	22,701,586.40	1.59	600	86.53	7.842	85.59
Oklahoma	41	4,183,502.03	0.29	612	83.50	7.536	89.64
Oregon	109	14,169,956.90	0.99	626	82.05	7.119	87.41
Pennsylvania	199	24,240,506.18	1.70	609	83.00	7.549	93.54
Rhode Island	44	9,040,145.19	0.63	635	82.52	7.563	77.68
South Carolina	65	7,405,095.20	0.52	600	81.33	7.867	85.66
South Dakota	16	1,850,665.58	0.13	616	85.15	7.588	80.65
Tennessee	134	13,392,532.50	0.94	612	83.68	7.528	96.60
Texas	611	61,680,283.47	4.33	602	80.45	7.717	94.45
Utah	49	6,197,007.90	0.43	634	85.16	7.274	89.79
Vermont	3	473,616.46	0.03	595	86.76	7.026	100.00
Washington	171	28,947,720.30	2.03	620	82.89	7.005	95.63
Virginia	103	20,044,279.64	1.41	601	80.12	7.689	98.09
West Virginia	7	570,631.11	0.04	589	83.71	8.867	89.51
Wisconsin	84	9,319,890.32	0.65	612	83.35	7.730	91.46
Wyoming	7	715,447.52	0.05	626	84.18	7.109	100.00
Washington DC	16	2,490,034.15	0.17	583	63.62	7.538	91.99
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

Total Number Of Stated Represented:: 51

Top

12. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Full Documentation	4,948	$801,763,599.23	56.24%	606	80.98%	7.017%	95.75%
Stated Documentation	2,872	598,775,173.22	42.00	643	81.74	7.575	85.32
Limited Documentation	113	25,096,199.85	1.76	619	81.58	6.901	96.44
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

Top

13. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 5.000	2	$552,800.00	0.04%	633	80.00%	5.000%	100.00%
5.001 - 5.500	103	28,251,434.89	1.98	664	77.11	5.364	97.02
5.501 - 6.000	701	168,373,173.78	11.81	649	76.65	5.895	98.86
6.001 - 6.500	1,027	232,598,408.57	16.32	639	78.46	6.310	98.42
6.501 - 7.000	1,309	288,164,149.30	20.21	630	80.75	6.794	95.22
7.001 - 7.500	1,036	204,794,654.54	14.37	616	81.02	7.282	92.70
7.501 - 8.000	1,131	205,346,445.12	14.40	605	82.52	7.770	84.63
8.001 - 8.500	734	113,381,425.34	7.95	593	83.43	8.282	78.37
8.501 - 9.000	642	85,717,909.66	6.01	592	85.23	8.749	76.75
9.001 - 9.500	287	31,138,928.33	2.18	587	85.72	9.236	80.29
9.501 - 10.000	342	27,829,678.36	1.95	616	90.44	9.790	85.16
10.001 - 10.500	223	15,305,613.63	1.07	623	93.44	10.276	95.15
10.501 - 11.000	192	12,813,468.86	0.90	618	95.84	10.774	95.43
11.001 - 11.500	125	6,848,625.50	0.48	622	97.67	11.263	99.18
11.501 - 12.000	56	3,240,332.17	0.23	625	99.63	11.733	98.40
12.001 - 12.500	16	894,129.00	0.06	619	100.00	12.236	95.97
12.501 - 13.000	6	360,415.76	0.03	608	99.89	12.643	100.00
13.001 - 13.500	1	23,379.49	0.00	592	100.00	13.050	100.00
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

Minimum Rate: 5.000
Maximum Rate: 13.050
WA Rate: 7.249

Top

14. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0.000	2,851	$324,176,616.76	22.74%	633	80.71%	7.486%	98.51%
11.501 - 12.000	3	692,161.12	0.05	630	82.01	5.201	100.00
12.001 - 12.500	106	28,616,344.78	2.01	664	77.11	5.378	97.06
12.501 - 13.000	405	110,501,039.15	7.75	643	79.53	5.862	98.52
13.001 - 13.500	669	170,740,352.34	11.98	636	79.89	6.322	97.99
13.501 - 14.000	942	232,636,870.15	16.32	631	81.56	6.804	94.29
14.001 - 14.500	782	173,468,150.72	12.17	615	80.95	7.287	91.46
14.501 - 15.000	895	179,707,189.23	12.61	605	82.87	7.774	82.61
15.001 - 15.500	552	97,927,128.95	6.87	594	83.34	8.282	76.04
15.501 - 16.000	444	69,122,687.43	4.85	589	84.69	8.745	72.21
16.001 - 16.500	164	22,175,453.21	1.56	571	83.28	9.225	74.03
16.501 - 17.000	79	10,601,925.41	0.74	568	82.14	9.764	66.82
17.001 - 17.500	23	2,829,607.13	0.20	532	78.20	10.254	87.65
17.501 - 18.000	15	2,232,183.20	0.16	555	81.53	10.753	80.10
18.001 - 18.500	3	207,262.72	0.01	522	73.35	11.335	72.88
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

Minimum Maximum Rate: 12.000
Maximum Maximum Rate: 18.400
WA Maximum Rate: 14.174

Top

15. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0.000	2,851	$324,176,616.76	22.74%	633	80.71%	7.486%	98.51%
2.001 - 2.500	1	104,000.00	0.01	646	80.00	7.375	100.00
2.501 - 3.000	1	239,200.00	0.02	752	80.00	6.125	100.00
3.001 - 3.500	1	403,599.99	0.03	705	80.00	5.750	100.00
3.501 - 4.000	59	9,353,985.54	0.66	632	82.13	7.011	89.51
4.501 - 5.000	391	77,596,538.76	5.44	613	81.45	7.297	87.07
5.001 - 5.500	30	8,332,599.95	0.58	617	84.96	7.133	92.30
5.501 - 6.000	3,499	792,652,737.58	55.60	626	82.14	7.021	89.23
6.001 - 6.500	794	162,396,974.47	11.39	606	80.80	7.690	88.08
6.501 - 7.000	190	32,370,020.32	2.27	558	74.99	7.901	97.29
7.001 - 7.500	109	16,515,734.43	1.16	554	67.87	8.014	95.32
7.501 - 8.000	7	1,492,964.50	0.10	602	78.86	6.591	100.00
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

Minimum Gross Margin: 2.500
Maximum Gross Margin: 8.000
WA Gross Margin: 5.824

Top

16. Next Rate Adjustment Date

Next Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0000-00	2,851	$324,176,616.76	22.74%	633	80.71%	7.486%	98.51%
2007-05	4	652,631.48	0.05	578	82.20	7.926	100.00
2007-06	74	16,997,028.66	1.19	614	82.37	7.816	63.62
2007-07	260	52,024,868.59	3.65	619	81.82	7.501	71.25
2007-08	2,160	459,428,594.83	32.23	617	81.63	7.236	87.89
2007-09	1,958	453,409,744.10	31.80	617	81.34	7.132	91.86
2007-10	3	663,200.00	0.05	687	80.00	6.908	100.00
2008-06	7	1,495,907.75	0.10	629	78.14	6.816	100.00
2008-07	13	2,203,535.24	0.15	638	82.10	6.886	100.00
2008-08	319	59,124,917.84	4.15	633	82.16	6.957	96.35
2008-09	231	43,505,515.67	3.05	638	81.70	6.837	98.55
2008-10	1	243,000.00	0.02	765	90.00	6.975	100.00
2010-06	3	794,901.70	0.06	622	65.59	7.341	0.00
2010-07	3	694,591.06	0.05	676	82.46	7.609	50.68
2010-08	25	6,293,136.40	0.44	631	73.42	6.905	97.14
2010-09	21	3,926,782.22	0.28	615	76.67	6.788	92.77
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

Top

17. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0 - 0	2,422	$420,811,209.05	29.52%	627	81.96%	7.633%	86.71%
7 - 12	316	63,021,908.47	4.42	638	80.21	7.261	91.37
13 - 24	3,481	688,106,465.51	48.27	614	82.02	7.147	91.75
25 - 36	1,714	253,695,389.27	17.80	631	78.57	6.887	98.12
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

Top

18. Index Type

Index Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
2/28 ARM	3,443	$656,272,599.52	46.03%	602	80.75%	7.432%	84.07%
2/28 ARM - 2 Yr IO	867	282,135,483.22	19.79	647	83.30	6.782	97.01
2/28 ARM - 5 Yr IO	149	44,767,984.92	3.14	648	81.60	6.703	98.44
3/27 ARM	342	44,366,916.17	3.11	619	81.24	7.222	95.19
3/27 ARM - 3 Yr IO	114	31,305,898.46	2.20	647	82.96	6.722	97.90
3/27 ARM - 5 Yr IO	115	30,900,061.87	2.17	647	81.90	6.634	100.00
5/25 ARM	51	11,357,411.38	0.80	626	74.35	6.914	85.90
5/25 ARM - 7 Yr IO	1	352,000.00	0.02	685	80.00	7.700	100.00
Fixed - 10 Year	10	653,835.10	0.05	641	64.35	7.376	100.00
Fixed - 15 Year	130	13,093,932.83	0.92	626	72.54	7.174	95.07
Fixed - 20 Year	108	11,281,656.44	0.79	626	73.46	7.082	98.69
Fixed - 25 Year	8	1,053,313.34	0.07	622	77.11	6.300	100.00
Fixed - 30 Year	2,595	298,093,879.05	20.91	633	81.39	7.519	98.64
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

Top

19. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
AA	6,119	$1,111,608,351.30	77.97%	636	82.54%	7.134%	90.78%
A-	474	80,013,147.07	5.61	568	76.48	7.711	95.47
A+	770	146,151,334.32	10.25	589	80.19	7.387	90.85
B	324	51,631,487.96	3.62	554	75.48	7.945	95.78
C	246	36,230,651.65	2.54	553	67.07	8.205	96.46
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

Top

20. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
First Lien	6,962	$1,367,622,539.93	95.93%	621	80.53%	7.123%	91.11%
Second Lien	971	58,012,432.37	4.07	655	99.55	10.215	97.69
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

Top

21. DTI

DTI	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0.01 - 5.00	5	$697,032.31	0.05%	643	79.24%	7.036%	74.99%
5.01 - 10.00	15	1,310,281.77	0.09	613	84.05	8.465	65.80
10.01 - 15.00	65	9,717,357.17	0.68	633	78.89	7.122	82.97
15.01 - 20.00	189	25,577,350.12	1.79	621	78.68	7.390	84.28
20.01 - 25.00	377	53,418,570.72	3.75	613	78.41	7.401	86.58
25.01 - 30.00	606	96,021,097.39	6.74	619	80.67	7.165	93.49
30.01 - 35.00	886	142,834,052.05	10.02	619	79.86	7.280	90.47
35.01 - 40.00	1,287	238,652,078.04	16.74	628	81.64	7.219	91.01
40.01 - 45.00	1,724	321,149,892.87	22.53	628	81.85	7.256	92.67
45.01 - 50.00	2,375	459,866,891.78	32.26	622	83.20	7.277	91.73
50.01 - 55.00	386	72,954,828.21	5.12	598	73.11	7.011	91.74
55.01 - 60.00	17	3,301,181.05	0.23	568	76.73	7.432	88.44
65.01 - 70.00	1	134,358.82	0.01	663	90.00	8.850	0.00
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

low Dti: 0.16
high dti: 67.80
wa dti: 40.55

Top

11 Madison Avenue
New York, New York 10010
www.csfb.com

Disclaimer:All data provided by New Century. This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.